UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2023

GRAF ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400
The Woodlands, Texas   77380

(Address of principal executive offices, including zip code)

(713) 489-1772

(Registrant’s telephone number, including area code )

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-fifth of one redeemable warrant	GFOR.U	The New York Stock Exchange
Common stock, par value $0.0001 per share	GFOR	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50	GFOR. WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On August 30, 2023, Graf Acquisition Corp. IV (the “Company” or “Graf”) issued a press release announcing that it intends to adjourn, without conducting any business, the special meeting of its stockholders to be held to approve, among other things, the previously announced business combination (the “Business Combination”) with NKGen Biotech, Inc. (“NKGen” and such special meeting, the “Special Meeting”), which is scheduled to occur at 10:00 a.m., Eastern time, on August 30, 2023, and to reconvene the Special Meeting at 10:30 a.m., Eastern time, on September 8, 2023. The Special Meeting will still be held virtually at https://www.cstproxy.com/grafiv/sm2023.

The Company has received overwhelming support for the approval of the Business Combination and has received enough votes to date via proxy to approve each of the proposals to be presented at the Special Meeting. However, the Company has decided to adjourn the Special Meeting in order to provide additional time to continue its efforts to obtain additional financing, which may be in the form of equity, debt, grants or other equity-linked securities or derivatives, needed to satisfy the $50 million minimum cash condition under the agreement and plan of merger entered into in connection with the Business Combination, which may be waived by NKGen, in its sole discretion.

In connection with the adjournment of the Special Meeting, the Company is reopening and extending the deadline for its stockholders to exercise their right to redeem their shares of common stock for their pro rata portion of the funds available in the Company’s trust account, or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on September 6, 2023 (two business days before the adjourned Special Meeting). If a stockholder has previously submitted a request to redeem its shares of common stock in connection with the Special Meeting and would like to reverse such request, such stockholder may contact the Company's transfer agent, Continental Stock Transfer & Trust Company, at SPACredemptions@continentalstock.com.

A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Important Information and Where to Find It

The proposed Business Combination will be submitted to stockholders of Graf for their consideration at the Special Meeting. Graf has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the proposed Business Combination, which includes both a definitive prospectus with respect to the securities of the post-combination company (“New NKGen”) to be issued in connection with the proposed Business Combination and a proxy statement that was distributed to Graf’s stockholders in connection with Graf’s solicitation of proxies for the vote by its stockholders in connection with the proposed Business Combination and other matters as described in the Registration Statement. The Registration Statement was declared effective by the SEC and Graf mailed the definitive proxy statement/prospectus to its stockholders as of the record date established for voting on the proposed Business Combination. Graf urges its investors, stockholders and other interested persons to read the definitive proxy statement/prospectus, as well as other documents filed by Graf with the SEC, because these documents contain important information about Graf, NKGen and the proposed Business Combination. Stockholders may obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed by Graf with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Graf Acquisition Corp. IV, 1790 Hughes Landing Blvd., Suite 400, The Woodlands, TX 77380.

Participants in the Solicitation

Graf and NKGen and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Graf is set forth in the definitive proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Graf stockholders in connection with the proposed Business Combination is set forth in the definitive proxy statement/prospectus. Stockholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K (this “Current Report”) shall not constitute a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “anticipates,” “expects,” “projects,” “forecasts,” “outlook,” “future,” “further,” “may,” “will,” “potential,” “should,” “seeks,” “seems,” “targets,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. These statements are based on the beliefs and assumptions of the management of Graf and NKGen. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, including changes in domestic and foreign business, market, financial, political and legal conditions, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, the inability of the parties to successfully or timely consummate the proposed Business Combination; the failure to satisfy the conditions to the consummation of the proposed Business Combination, including but not limited to the approval of the merger agreement by Graf’s stockholders, the satisfaction of the minimum cash condition, the compliance with the acquiror closing cash amount and the receipt of certain governmental and regulatory approvals; the inability to obtain any PIPE investments; the inability to raise or obtain sufficient funds to continue NKGen’s operations through the consummation of the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination; the amount of redemption requests made by Graf’s public stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, and the ability to maintain the listing of New NKGen’s securities on a national securities exchange; and those factors discussed under the heading “Risk Factors” in the Registration Statement and other documents of Graf filed, or to be filed, with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Graf or NKGen assess the impact of all such risk factors on the businesses of Graf and NKGen prior to the proposed Business Combination, and New NKGen following the proposed Business Combination, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to Graf or NKGen or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Graf and NKGen prior to the proposed Business Combination, and New NKGen following the proposed Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF ACQUISITION CORP. IV

By:	/s/ James A. Graf
	Name:	James A. Graf
	Title:	Chief Executive Officer

Date: August 30, 2023